UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2008

AMIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-50397	51-0309588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 BUCKSKIN ROAD, POCATELLO, IDAHO	83201
(Address of Principal Executive Offices)	(Zip Code)

(208) 233-4690

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously announced, AMIS Holdings (“AMIS”) and ON Semiconductor (“ON”) Corporation have entered into a definitive merger agreement under which ON would acquire AMIS in a stock-for-stock merger. As disclosed in the Registration Statement on Form S-4 filed by ON containing a Joint Proxy Statement/Prospectus, ON does not expect to retain any of AMIS’ executive officers after the merger. AMIS has been informed by Dr. Ted Tewksbury, its president and chief operating officer, that he has accepted a position with another company and will leave the employ of AMIS on the earlier of the closing of the merger or March 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMIS HOLDINGS, INC.

Date:	February 19, 2008	By:	/s/ JOSEPH PASSARELLO
		Name:	Joseph Passarello
		Title:	Senior Vice President and Chief Financial Officer